MFS(R) HIGH INCOME FUND


     Supplement to the June 1, 2004 Prospectus as revised September 1, 2004


This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated June 1, 2004. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.

1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for class A shares of the fund, together with returns of one or more broad measures of market performance, in the Performance Table of the Prospectus. The table is supplemented as follows:

     Average Annual Total Returns (for the period ended December 31, 2003):

     Returns Before Taxes               1 Year         5 Year        10 Year
     --------------------               ------         ------        -------
     Class I shares                     23.16%          4.80%         6.39%

The fund commenced investment operations on February 17, 1978 with the offering of class A shares, and subsequently offered class I shares on January 2, 1997. Performance for class I shares includes the performance of the fund's class A shares for periods prior to their offering. Blended class performance has been adjusted to reflect that class I shares bear no sales charges, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in lower performance than class I shares would have experienced had they been offered for the entire period.

2.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

     Shareholder Fees (fees paid directly from your investment)                                Class I
           Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
              of offering price).............................................................   None
           Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
              price or redemption proceeds, whichever is less)...............................   None
           Maximum Redemption Fee (as a percentage of amount
              redeemed), if applicable (##)..................................................   2.00%

     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

           Management Fees...................................................................   0.46%
           Distribution and Service (12b-1) Fees.............................................   None
           Other Expenses....................................................................   0.22%
                                                                                                -----
           Total Annual Fund Operating Expenses(1)...........................................   0.68%
           Fee Reductions(2).................................................................  (0.01)%
           Net Expenses(1)...................................................................   0.67%

--------------------------
## For purchases made on or after July 1, 2004, a redemption fee of 2.00% may be charged on proceeds from redemptions and exchanges made within 5 business days after acquiring fund shares. See "How to Purchase, Exchange and Redeem Shares - Other Considerations - Redemption Fee" in the fund's prospectus.

(1) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Any such fee reductions are not reflected in the table. Had these expense reductions been taken into account, "Total Annual Fund Operating Expenses" would be lower.

(2) Represents a contractual management fee reduction effective March 1, 2004. See "Management of the Fund - Investment Adviser" in the fund's prospectus.

Example of Expenses. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The "Example of Expenses" table is supplemented as follows:

   Share Class           Year 1        Year 3          Year 5         Year 10
   -----------           ------        ------          ------         -------

   Class I shares         $68           $214            $374            $842

3.   DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

     o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates;

     o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds;

     o    any retirement plan, endowment or foundation which:

          has, at the time of purchase of class I shares, aggregate assets of at least $100 million, and invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount);

     o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds; and

     o    certain  retirement  plans  offered,   administered  or  sponsored  by
          insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.


In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above and may accept purchases that do not meet these dollar qualification requirements.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). Subject to the fund's exchange limitation policies as described in the fund's prospectus, subject to redemption fee, you may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.

5.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

Financial Statements - Class I shares

For years ending 1/31                                           2004          2003         2002          2001         2000
                                                                ----          ----         ----          ----         ----
Net asset value - beginning of year                             $ 3.52       $ 3.78        $ 4.43      $  4.95      $  5.21
                                                                ------       ------
Income from investment operations#ss.
   Net investment income                                        $ 0.30       $ 0.33        $ 0.42      $  0.48      $  0.48
   Net realized and unrealized gain(loss) on investments
     and foreign currency                                         0.47        (0.24)        (0.64)       (0.52)       (0.24)
                                                                ------       -------       -------     --------     --------
Total from investment operations                                $ 0.77       $ 0.09        $(0.22)     $ (0.04)     $  0.24
                                                                ------       ------        -------     --------     -------
Less distributions declared to shareholders

   From net investment income                                   $(0.31)      $(0.35)       $(0.42)     $ (0.48)     $ (0.48)
   In excess of net investment income                              --           --          (0.01)       (0.00)+      (0.02)
                                                                ------       ------        -------     --------     --------
Total distributions declared to shareholders                    $(0.31)      $(0.35)       $(0.43)     $ (0.48)     $ (0.50)
                                                                -------      -------       -------     --------     --------
Net asset value - end of year                                   $ 3.98       $ 3.52        $ 3.78      $  4.43      $  4.95
                                                                ------       ------        ------      -------      -------
Total return (%)                                                 22.88         2.66         (4.99)       (0.57)        4.68
Ratios (%) to average net assets and

Supplemental data:

Expenses##                                                        0.69         0.70          0.76         0.70         0.68
Net investment incomess.                                          8.03         9.58         10.43        10.39         9.38
Portfolio turnover                                                 81           80            72           64           91
Net assets at end of year (000,000 Omitted)                       $94          $26            $19         $22          $18

-----------------------------------
ss. As required, effective February 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended January 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios, and supplemental data for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.

+ Per share amount was less than $0.01. # Per share data are based on average shares outstanding. ## Ratios do not reflect expense reductions from fees paid indirectly.


   The date of this Supplement is June 1, 2004, as revised September 1, 2004.